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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 31, 2002

                        Franklin Telecommunications Corp.
             (Exact name of registrant as specified in its charter)

        California                    0-11616              95-3733534
(State or other jurisdiction        (Commission            (IRS Employer
    or incorporation)               File Number)         Identification No.)

                               733 Lakefield Road,
                       Westlake Village California, 91361
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (805) 373-8688

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

         On October 31, 2002, Hurley & Company, the Registrant's independent auditors, resigned. The firm had been retained as the Registrant's independent accountants in January, 2002. However, due to financial difficulties, the Registrant was unable to complete the audit of its June 30, 2002 annual financial statements, so Hurley & Company never issued a report on the Registrant's financial statements.

     The Registrant has requested Hurley & Company to review the disclosure contained herein and has provided Hurley & Company the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Hurley & Company's views, or the respects in which Hurley & Company does not agree with the statements contained herein. Hurley & Company has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

         Exhibit 16.1 Letter from Hurley & Company




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Franklin Telecommunications Corp.

                                    By: /s/ Frank Peters
                                    -------------------------
                                        Frank Peters, President

Date: March 3, 2003